UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 10, 2016

Date of Report (Date of earliest event reported)

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California		94089
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 349-3300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Amendments to Definition of “Change in Control” in Change in Control Severance Plans

On April 10, 2016, the Board of Directors (the “Board”) of Yahoo! Inc. (the “Company”) amended the Company’s change in control employee severance plans that, together, cover all full time employees of the Company, including the Company’s Amended and Restated Change in Control Employee Severance Plan for Level I and Level II Employees (the “Level I and Level II Change-in-Control Severance Plan”).

The amendments to the change in control severance plans modify the definition of “Change in Control” to clarify that a sale of all or substantially all of the Company’s operating business would constitute a Change in Control for purposes of the plans. The amendments are not applicable to employees in certain jurisdictions outside the United States where country-specific sub-plans were adopted in accordance with applicable law and where such amendments are prohibited by applicable law or compliance requirements.

In addition, effective April 10, 2016, the Compensation and Leadership Development Committee of the Board (the “Compensation Committee”) approved conforming amendments to the definition of “Change in Control” in the equity award agreements of certain executives including its executive officers.

The foregoing description of the Level I and Level II Change-in-Control Severance Plan amendment is qualified in its entirety by reference to the full text of the plan amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amendments to Executive Severance Agreements

On April 13, 2016, the Compensation Committee also approved amendments to the severance agreements of certain executives including its executive officers (the “Severance Agreements”). The existing Severance Agreements provided that, in the event the executive was terminated without cause, any annual vesting installment (a “cliff vesting”) scheduled within six months following the termination date would accelerate. Subsequent to the approval of the form of Severance Agreement, the Company generally moved to monthly vesting rather than cliff vesting for new equity awards. The current amendments provide that the six-month acceleration provision in the existing Severance Agreements will apply to all time-based vesting events scheduled during that six-month period.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment to Amended and Restated Yahoo! Inc. Change in Control Employee Severance Plan for Level I and Level II Employees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.

By:	/s/ Ronald S. Bell
Ronald S. Bell
General Counsel and Secretary

Date: April 14, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Amended and Restated Yahoo! Inc. Change in Control Employee Severance Plan for Level I and Level II Employees.

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